UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A
                                 AMENDMENT NO. 4


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): January 7, 2006


                         ELINE ENTERTAINMENT GROUP, INC.
                         -------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                     Nevada
                                     ------
                 (State or Other Jurisdiction of Incorporation)


             000-30451                              88-0429856
             ---------                              ----------
     (Commission File Number)          (IRS Employer Identification Number)


         8905 Kingston Pike, Suite 313, Knoxville, TN          37923
         --------------------------------------------          -----
           (Address of Principal Executive Offices)          (Zip Code)


                                 (215) 895-9859
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 - Change in Registrant's Certifying Accountant.

On or about January 7, 2006, Eline Entertainment Group, Inc. (the "Company") was notified that Webb & Company, P.A. ("Webb"), its independent registered public accounting firm, resigned citing timing and financial considerations. This action was initiated by Webb & Company, P.A. and was not approved or recommended by the Company's Board of Directors.

The reports of Webb & Company, P.A. on the financial statements of the Company as of and for the years ended October 31, 2003 and October 31, 2004, the last two fiscal years for which Webb & Company, P.A. reported on the Company's financial statements, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle; except that the reports on the Company's financial statements as of and for each of the years ended October 31, 2003 and 2004 were modified to include a going concern paragraph.

During the Company's two most recent fiscal years, which ended October 31, 2005 and the interim period through January 7, 2006, there were no disagreements between the Company and Webb & Company, P.A. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Webb & Company, P.A., would have caused them to make reference to the subject matter of the disagreement in connection with its report. Further, Webb & Company, P.A. has not advised the Company that:

1) internal controls necessary to develop reliable financial statements did not exist; or

2) information has come to the attention of Webb & Company, P.A. which made it unwilling to rely upon management's representations, or made it unwilling to be associated with the financial statements prepared by management; or

3) the scope of the audit should be expanded significantly, or information has come to the attention of Webb & Company, P.A. that they have concluded will, or if further investigated might, materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal year ended October 31, 2005.

We have requested that Webb furnish a letter addressed to the Securities and Exchange Commission (the "SEC") stating whether it agrees with the above disclosures made by us. A copy of this letter addressed to the Securities and Exchange Commission, dated February 27, 2006, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

On January 31, 2006, the Company engaged Baumann, Raymondo & Company, PA, as its new independent registered public accounting firm. The Company has not consulted with Baumann, Raymondo & Company, PA during the fiscal year ended October 31, 2005 and through January 31, 2006, on either the application of accounting principles or type of opinion Baumann, Raymondo & Company, PA might issue on the Company's financial statements. The engagement of Baumann, Raymondo & Company, PA was recommended by the Company's Audit Committee and approved by the Board of Directors.

Item 9.01 Financial Statements and Exhibits.

As set forth in Item 4.01, there is filed herewith as Exhibit 16.1, a letter from Webb & Company, P.A. to the Securities and Exchange Commission dated February 27, 2006.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 1, 2006                    Eline Entertainment Group, Inc.

                                        By: /s/ Barry A. Rothman
                                            --------------------
                                            Barry A. Rothman
                                            President